Exhibit 99.1

BLUE COAT REPORTS RESULTS FOR

SECOND QUARTER FISCAL 2012

SUNNYVALE, Calif., November 17, 2011 – Blue Coat Systems, Inc. (NASDAQ: BCSI), a leading provider of Web security and WAN optimization solutions, today reported financial results for its second fiscal quarter ended October 31, 2011. Total net revenue for the second quarter of fiscal 2012 was $114.1 million compared with net revenue of $109.5 million in the first quarter of fiscal 2012 and $121.0 million in the second quarter of fiscal 2011.

“In the second quarter, we delivered better revenue results than we anticipated, which drove improved bottom line performance,” said Gregory S. Clark, president and chief executive officer of Blue Coat Systems. “During the quarter we also made progress on refining our strategy and improving execution in specific areas of the company. Importantly, we implemented initiatives to extend our leadership in Web security and to better leverage our differentiated WAN optimization capabilities.”

On a GAAP basis, the Company reported net income of $4.6 million, or $0.10 per diluted share, for the second quarter of fiscal 2012, compared with net income of $2.7 million, or $0.06 per diluted share, in the first quarter of fiscal 2012 and $12.0 million, or $0.25 per diluted share, in the second quarter of fiscal 2011.

The Company reported non-GAAP net income of $9.3 million, or $0.20 per diluted share, for the second quarter of fiscal 2012, compared with non-GAAP net income of $8.4 million, or $0.18 per diluted share, in the first quarter of fiscal 2012 and $18.1 million, or $0.38 per diluted share, in the second quarter of fiscal 2011.

Cash flow provided by operations in the second quarter of fiscal 2012 was $18.1 million compared with $9.5 million in the first quarter of fiscal 2012 and $22.9 million in the second quarter of fiscal 2011. The Company ended the quarter with cash, cash equivalents, and restricted cash of $362.5 million.

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Financial Outlook

For the third fiscal quarter ending January 31, 2012, the Company currently expects net revenue in the range of $113 to $120 million. On a GAAP basis, the Company currently expects net income of $0.05 to $0.13 per diluted share. On a non-GAAP basis, the Company currently expects net income of $0.19 to $0.26 per diluted share. For the third quarter of fiscal 2012, the Company is assuming a diluted share count of approximately 47.3 million shares, an expected annual effective GAAP tax rate of 38% and an expected annual effective non-GAAP tax rate of 30%.

About Non-GAAP Financial Measures

The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, U.S. generally accepted accounting principles or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s results of operations, since such items have limited impact on their current and future operating decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and diluted net income per share.

2

Conference Call & Webcast

Blue Coat will hold its quarterly conference call to discuss final results for the second quarter of fiscal 2012 and the outlook for the third quarter of fiscal 2012 on Thursday, November 17, 2011 at 2:00 p.m. PST (5:00 p.m. EST). Participants in the United States should call (800) 230-1074. International participants should call (612) 234-9960. The passcode for the call is: 222996. The conference call can also be accessed through an audio webcast from the Company’s website, www.bluecoat.com/company/corporate-investor. A replay of the call will be available starting on Thursday, November 17, 2011 at 5:00 p.m. PST (8:00 p.m. EST), and can be accessed by calling (800) 475-6701 for U.S. participants and (320) 365-3844 for international participants. The passcode for the replay is 222996.

3

About Blue Coat Systems

Blue Coat Systems, Inc. is a leading provider of Web security and WAN optimization solutions. Blue Coat offers solutions that provide the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. Blue Coat also offers service provider solutions for managed security and WAN optimization, as well as carrier-grade caching solutions to save on bandwidth and improve the end-user Web experience. For additional information, please visit www.bluecoat.com.

# # #

FORWARD-LOOKING STATEMENTS: This document contains certain forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: any statements regarding our business outlook and future financial and operating results; any statements of expectation or belief; any statements regarding plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by the Company, including but not limited to the risks described in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. The Company assumes no obligation and does not intend to update any of these forward-looking statements, except as required by applicable law, after the date on which it was made.

Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contact:	Jennifer Ruzicka	Investor Contact:	Jane Underwood
	Blue Coat Systems		Blue Coat Systems
	jennifer.ruzicka@bluecoat.com		jane.underwood@bluecoat.com
	408-541-3330		408-541-3015

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BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

				Six Months Ended
	Three Months Ended			October 31,
	October 31, 2011	July 31, 2011	October 31, 2010	2011	2010
Net revenue:
Product	$62,289	$58,556	$73,127	$120,845	$148,695
Service	51,792	50,953	47,920	102,745	94,832

Total net revenue	114,081	109,509	121,047	223,590	243,527
Cost of net revenue:
Product	14,883	13,764	15,284	28,647	31,248
Service	12,089	12,268	10,723	24,357	21,111

Total cost of net revenue	26,972	26,032	26,007	53,004	52,359

Gross profit	87,109	83,477	95,040	170,586	191,168

Operating expenses:
Sales and marketing	46,781	47,557	44,821	94,338	89,476
Research and development	19,618	19,209	20,948	38,827	40,803
General and administrative	11,447	10,173	10,715	21,620	21,058
Amortization of intangible assets	1,826	1,843	1,843	3,669	3,686
Restructuring	—	—	38	—	178

Total operating expenses	79,672	78,782	78,365	158,454	155,201

Operating income	7,437	4,695	16,675	12,132	35,967

Interest income	137	113	126	250	290
Interest expense	(227)	(235)	(223)	(462)	(447)
Other income (expense), net	(473)	(346)	158	(819)	(165)

Income before income taxes	6,874	4,227	16,736	11,101	35,645
Provision for income taxes	2,288	1,532	4,703	3,820	9,687

Net income	$4,586	$2,695	$12,033	$7,281	$25,958

Basic net income per share	$0.10	$0.06	$0.26	$0.16	$0.56

Diluted net income per share	$0.10	$0.06	$0.25	$0.15	$0.55

Weighted average shares used in computing basic net income per share	46,362	46,718	46,712	46,517	46,520

Weighted average shares used in computing diluted net income per share	46,699	47,692	47,638	47,124	47,594

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

					Six Months Ended
		Three Months Ended			October 31,
		October 31, 2011	July 31, 2011	October 31, 2010	2011	2010
Gross Profit Reconciliation:
GAAP gross profit		$87,109	$83,477	$95,040	$170,586	$191,168
Stock-based compensation expense included in cost of revenue	A	451	440	422	891	776
Amortization of intangible assets included in cost of revenue	B	1,168	1,168	1,168	2,336	2,356

Non-GAAP gross profit		$88,728	$85,085	$96,630	$173,813	$194,300

Operating Income Reconciliation:
GAAP operating income		$7,437	$4,695	$16,675	$12,132	$35,967
Stock-based compensation expense	A	3,723	4,478	4,913	8,201	8,985
Amortization of intangible assets	B	2,994	3,011	3,011	6,005	6,042
Expense for matters related to the stock option investigation	C	—	—	41	—	99
Restructuring	D	—	—	38	—	178

Non-GAAP operating income		$14,154	$12,184	$24,678	$26,338	$51,271

Net Income Reconciliation:
GAAP net income		$4,586	$2,695	$12,033	$7,281	$25,958
Stock-based compensation expense	A	3,723	4,478	4,913	8,201	8,985
Amortization of intangible assets	B	2,994	3,011	3,011	6,005	6,042
Expense for matters related to the stock option investigation	C	—	—	41	—	99
Restructuring	D	—	—	38	—	178
Income tax adjustments	E	(2,023)	(1,749)	(1,977)	(3,772)	(4,069)

Non-GAAP net income		$9,280	$8,435	$18,059	$17,715	$37,193

Net Income per Share Reconciliation:
GAAP diluted net income per share		$0.10	$0.06	$0.25	$0.15	$0.55
Stock-based compensation expense	A	0.08	0.09	0.10	0.17	0.19
Amortization of intangible assets	B	0.06	0.06	0.06	0.13	0.13
Expense for matters related to the stock option investigation	C	—	—	—	—	—
Restructuring	D	—	—	—	—	—
Income tax adjustments	E	(0.04)	(0.03)	(0.03)	(0.07)	(0.09)

Non-GAAP diluted net income per share		$0.20	$0.18	$0.38	$0.38	$0.78

Shares used in computing non-GAAP diluted net income per share		46,699	47,692	47,638	47,124	47,594

Notes:

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (unaudited):

				Six Months Ended
	Three Months Ended			October 31,
	October 31, 2011	July 31, 2011	October 31, 2010	2011	2010
Cost of revenue	$451	$440	$422	$891	$776
Sales and marketing	1,257	1,470	1,462	2,727	2,794
Research and development	1,478	1,395	1,579	2,873	2,810
General and administrative	537	1,173	1,450	1,710	2,605

Total	$3,723	$4,478	$4,913	$8,201	$8,985

(B)	Amortization of intangible assets associated with acquisitions.
(C)	Includes expense for matters related to the Company's stock option investigation.
(D)	Restructuring includes severance and facilities related exit costs associated with the Fiscal 2010 Restructuring Plan.
(E)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 30% in fiscal 2012.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	October 31,	April 30,
	2011	2011
ASSETS
Current assets:
Cash and cash equivalents	$361,393	$375,939
Accounts receivable, net	70,737	67,626
Inventory	9,934	10,134
Prepaid expenses and other current assets	11,706	14,091
Current portion of deferred income tax assets	10,582	10,399

Total current assets	464,352	478,189

Property and equipment, net	29,565	31,745
Restricted cash	1,066	1,031
Goodwill	242,611	242,611
Identifiable intangible assets, net	18,965	24,970
Non-current portion of deferred income tax assets	35,517	34,650
Other assets	5,760	6,212

Total assets	$797,836	$819,408

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$18,420	$20,806
Accrued payroll and related benefits	17,745	15,947
Deferred revenue	116,995	121,526
Other current liabilities	11,184	10,758

Total current liabilities	164,344	169,037

Deferred revenue, less current portion	57,928	56,546
Deferred rent, less current portion	4,940	5,501
Long-term income taxes payable	38,953	35,152
Other non-current liabilities	791	688
Convertible senior notes	78,583	78,136
Commitments and contingencies

Blue Coat stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,239,979	1,269,311
Accumulated deficit	(787,686)	(794,967)

Total stockholders’ equity	452,297	474,348

Total liabilities and stockholders’ equity	$797,836	$819,408

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Six Months Ended October 31,
	2011	2010
Operating Activities
Net income	$7,281	$25,958
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,126	6,953
Amortization	6,798	6,836
Stock-based compensation	8,201	8,985
Deferred income taxes	(1,050)	3,686
Tax benefit of stock option deduction	41	523
Excess tax benefit from stock-based compensation	(334)	(521)
Gain on disposition of equipment	—	18
Changes in operating assets and liabilities:
Accounts receivable, net	(3,111)	(17,976)
Inventory	200	(4,788)
Prepaid expenses and other assets	2,491	4,029
Accounts payable	(2,386)	4,079
Accrued expenses and other liabilities	5,567	4,989
Deferred revenue	(3,149)	8,666

Net cash provided by operating activities	27,675	51,437

Investing Activities
Purchases of property and equipment, and technology licenses	(4,946)	(5,953)
Restricted cash	(35)	(45)

Net cash used in investing activities	(4,981)	(5,998)

Financing Activities
Net proceeds from issuance of common stock	5,446	6,894
Payments for repurchases of common stock	(43,020)	—
Excess tax benefit from stock-based compensation	334	521
Acquisition of noncontrolling interest	—	(427)

Net cash (used in) provided by financing activities	(37,240)	6,988

Net (decrease) increase in cash and cash equivalents	(14,546)	52,427
Cash and cash equivalents at beginning of period	375,939	236,347

Cash and cash equivalents at end of period	$361,393	$288,774

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP TO

PROJECTED NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

		Three Months Ended
		January 31, 2012
		Low	High
Projected GAAP Net Income		$2,200	$6,300
Add back:
Stock-based compensation expense	A	4,700	4,700
Amortization of intangible assets	B	3,000	3,000
Income tax adjustments	C	(1,000)	(1,500)

Projected Non-GAAP net income		$8,900	$12,500

Projected GAAP Diluted Net Income per Share		$0.05	$0.13
Add back:
Stock-based compensation expense	A	$0.10	$0.10
Amortization of intangible assets	B	$0.06	$0.06
Income tax adjustments	C	$(0.02)	$(0.03)

Projected Non-GAAP diluted net income per share		$0.19	$0.26

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.
(B)	Amortization of intangible assets associated with acquisitions.
(C)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 30%.